UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): January 13, 2004


                            FACTORY 2-U STORES, INC.
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             (Exact name of registrant as specified in its charter)


                                    DELAWARE
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                 (State or other jurisdiction of incorporation)

        1-10089                                        51-0299573
--------------------------                -----------------------------------
 (Commission File Number)                  (IRS Employer Identification No.)


                  4000 RUFFIN ROAD, SAN DIEGO, CALIFORNIA 92123
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                    (Address of principal executive offices)


       Registrant's telephone number, including area code: (858) 627-1800


                                       NA
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          (Former name or former address, if changed since last report)

     Exhibits 99.1, 99.2 and 99.3 are furnished pursuant to Items 3, 5 and 9 and shall not be deemed "filed" for the purposes of Section 18 of the Securities and Exchange Act of 1934, as amended, or otherwise subject to the liabilities under that Section. In addition, the information in these exhibits, shall not be deemed to be incorporated by reference into the filings of Factory 2-U Stores, Inc. under the Securities Act of 1933, as amended.



Item 3.  Bankruptcy or Receivership

     On January 13, 2004, Factory 2-U Stores, Inc. (the "Company" and the "Debtor") filed a voluntary petition to reorganize under Chapter 11 of the United States Bankruptcy Code (the "Bankruptcy Code") in the United States Bankruptcy Court for the District of Deleware (the "Bankruptcy Court") (Case No. 04-10111(PJW)).

     The Debtor remains in possession of its properties, and continues to operate its business as "debtor-in-possession" in accordance with the applicable provisions of the Bankruptcy Code. The Company issued a press release dated January 13, 2004 announcing the Chapter 11 filing. The full text of this press release is furnished with this report as Exhibit 99.1.

Item 5.  Other Events

     In the press release dated January 13, 2004 the Company further announced that it had received a commitment for a $45 million debtor-in-possession (DIP) financing facility from The CIT Group/Business Credit, Inc. and GB Retail Funding, LLC. On January 14, 2004, the Bankruptcy Court granted interim approval for this $45 million DIP financing facility, which permitted the Company to borrow up to $3 million if needed prior to the February 2, 2004 hearing at which time the Bankruptcy Court will be asked to give final approval for the full DIP financing facility. The Company issued a press release dated January 15, 2004 announcing the interim approval of the DIP financing facility. The full text of this press release is furnished with this report as Exhibit 99.2 and the full text of the DIP financing facility agreement is attached as Exhibit 10.21.

     In the press release dated January 13, 2004, the Company also announced the appointment of Norman G. Plotkin as Chief Executive Officer, John W. Swygert as Chief Financial Officer, and Melvin C. Redman as Chief Operating Officer.

Item 7.  Exhibits

         Exhibit No.            Description

         10.21 Second Amended and Restated Financing Agreement among The CIT Group/Business Credit, Inc., GB Retail Funding, LLC and Factory 2-U Stores, Inc. dated January 12, 2004.

Item 9. Regulation FD Disclosure

     As a result of the Company's Chapter 11 filing, the Company expects to begin filing monthly operating reports with the Bankruptcy Court shortly. The Company intends to file these reports with the Securities and Exchange Commission on Forms 8-K. Accordingly, the Company has discontinued its mid-month sales updates and monthly sales press releases.

     On January 13, 2004 the Company received notice from Nasdaq of its determination to delist the Company's securities from The Nasdaq Stock Market as described in the press release dated January 16, 2004. The full text of this press release is furnished with this report as Exhibit 99.3. The Company does not intend to appeal Nasdaq's decision and anticipates that its common stock will be delisted from The Nasdaq Stock Market, in accordance with the Nasdaq's determination, at the opening of its business on January 22, 2004.



                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this current report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           FACTORY 2-U STORES, INC.

      January 16, 2004                     By:      /s/ John W. Swygert
    --------------------                            -------------------
           Date                                     John W. Swygert
                                                    Chief Financial Officer



                                  Exhibit Index



        Exhibit No.              Description
        -----------              -----------
        10.21                    Second Amended and Restated Financing Agreement
                                 among The CIT Group/Business Credit, Inc., GB
                                 Retail Funding, LLC and Factory 2-U Stores,
                                 Inc. dated January 12, 2004.

        99.1                     Press release of Factory 2-U Stores, Inc. dated
                                 January 13, 2004.

        99.2                     Press release of Factory 2-U Stores, Inc. dated
                                 January 15, 2004.

        99.3                     Press release of Factory 2-U Stores, Inc. dated
                                 January 16, 2004.